Exhibit 10.2

$600,000,000
INCREMENTAL FACILITY AGREEMENT
(TRANCHE F TERM LOANS)
dated as of April 23, 2010
between
MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC
The LENDERS Party Hereto
BANC OF AMERICA SECURITIES LLC
and
J.P. MORGAN SECURITIES INC.
as Joint Lead Arrangers
BANC OF AMERICA SECURITIES LLC,
J.P. MORGAN SECURITIES INC.,
WELLS FARGO SECURITIES, LLC,
CITIGROUP GLOBAL MARKETS INC.,
CREDIT SUISSE SECURITIES (USA) LLC,
DEUTSCHE BANK SECURITIES INC.
and
SUNTRUST ROBINSON HUMPHREY, INC.,
as Joint Bookrunners
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
BANK OF AMERICA, N.A.,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Co-Syndication Agents
CREDIT SUISSE SECURITIES (USA) LLC,
as Documentation Agent

INCREMENTAL FACILITY AGREEMENT
(TRANCHE F TERM LOANS)
          INCREMENTAL FACILITY AGREEMENT dated as of April 23, 2010, between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); the TRANCHE F TERM LOAN LENDERS party hereto (including each Tranche F Term Loan Lender as defined below that becomes a party hereto pursuant to a Lender Addendum as defined below) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”).
          The Borrowers, the Lenders party thereto and the Administrative Agent are parties to an Amendment and Restatement dated as of December 16, 2004 of the Credit Agreement dated as of July 18, 2001 (as amended, modified and supplemented and in effect from time to time, the “Amendment and Restatement”).
          Section 2.01(e) of the Amendment and Restatement contemplates that at any time and from time to time, the Borrowers may request that one or more persons (which may include the Lenders under and as defined in the Amendment and Restatement) offer to enter into commitments to make Incremental Facility Loans. The Borrowers have requested that $600,000,000 aggregate principal amount of Incremental Term Loans constituting a single Series be made available to it in two drawings on the Tranche F Term Loan Effective Date (as defined below), of which, after giving effect to the Fifth Amendment (as defined below) (i) $517,500,000 aggregate principal amount will constitute Reinstating Incremental Facility Term Loans and (ii) $82,500,000 aggregate principal amount will constitute Incremental Facility Term Loans. The Tranche F Term Loan Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Amendment and Restatement, and accordingly, the parties hereto hereby agree as follows:
ARTICLE I
DEFINED TERMS
          Terms defined in the Amendment and Restatement are used herein as defined therein. In addition, the following terms have the meanings specified below:
     “Fifth Amendment” means that certain Amendment No. 5 to the Amendment and Restatement dated as of the date hereof.
     “Joint Lead Arrangers” means Banc of America Securities LLC and J.P. Morgan Securities Inc.
     “Lender Addendum” shall mean, with respect to any Tranche F Term Loan Lender, a Lender Addendum substantially in the form of Schedule I hereto, dated as of the date hereof and executed and delivered by such Tranche F Term Loan Lender as provided in Section 2.06.

     “Tranche F Term Loan” shall mean a Loan made on the Tranche F Term Loan Effective Date pursuant to this Agreement which shall constitute a single Series of Incremental Facility Term Loans under Section 2.01(e) of the Amendment and Restatement.
     “Tranche F Term Loan A Commitment” shall mean, with respect to each Tranche F Term Loan Lender, the commitment of such Lender to make Tranche F Term Loans hereunder at the Tranche F Term Loan First Effective Time. The amount of each Tranche F Term Loan Lender’s Tranche F Term Loan A Commitment is set forth in the Lender Addendum executed and delivered by such Tranche F Term Loan Lender. The aggregate original amount of the Tranche F Term Loan A Commitments is $517,500,000.
     “Tranche F Term Loan B Commitment” shall mean, with respect to each Tranche F Term Loan Lender, the commitment of such Lender to make Tranche F Term Loans hereunder at the Tranche F Term Loan Second Effective Time. The amount of each Tranche F Term Loan Lender’s Tranche F Term Loan B Commitment is set forth in the Lender Addendum executed and delivered by such Tranche F Term Loan Lender. The aggregate original amount of the Tranche F Term Loan B Commitments is $82,500,000.
     “Tranche F Term Loan Commitments” shall mean, collectively, the Tranche F Term Loan A Commitments and the Tranche F Term Loan B Commitments. The aggregate original amount of the Tranche F Term Loan Commitments is $600,000,000.
     “Tranche F Term Loan Effective Date” shall mean the time at which the conditions specified in Article IV are satisfied (or waived by the Majority Tranche F Term Loan Lenders).
     “Tranche F Term Loan First Effective Time” shall mean the time at which the conditions specified in Section 4.01 are satisfied (or, other than with respect to Section 4.02(b), waived by the Majority Tranche F Term Loan Lenders).
     “Tranche F Term Loan Lender” shall mean (a) on the date hereof, a Lender having Tranche F Term Loan Commitments that has executed and delivered a Lender Addendum and (b) thereafter, the Lenders from time to time holding Tranche F Term Loan Commitments or Tranche F Term Loans after giving effect to any assignments thereof pursuant to Section 11.06 of the Amendment and Restatement.
     “Tranche F Term Loan Maturity Date” shall mean October 23, 2017.
     “Tranche F Term Loan Second Effective Time” shall mean the date on which the conditions specified in Section 4.02 are satisfied (or, other than with respect to Section 4.02(b), waived by the Majority Tranche F Term Loan Lenders).
ARTICLE II
TRANCHE F TERM LOANS
          Section 2.01. Commitments. Subject to the terms and conditions set forth herein and in the Amendment and Restatement, each Tranche F Term Loan Lender agrees to make Tranche F Term Loans to the Borrowers in Dollars, in an aggregate principal amount equal to such Tranche F Term Loan Lender’s Tranche F Term Loan A Commitment at the Tranche F Term Loan First Effective Time. Subject to the terms and conditions set forth herein and in the Amendment and Restatement, each Tranche F Term Loan Lender agrees to make Tranche F Term Loans to the Borrowers in Dollars, in an aggregate principal amount equal to such Tranche F Term Loan Lender’s Tranche F Term Loan B Commitment at the Tranche F Term Loan Second Effective Time. The proceeds of the Tranche F Term Loans shall be first applied to the repayment of all outstanding Tranche E Term Loans and thereafter to all outstanding Revolving Credit Loans (but without any reduction in the Revolving Credit Commitments) and the payment of fees and expenses related thereto.
          Section 2.02. Termination of Commitments. Unless previously terminated, the Tranche F Term Loan A Commitments shall terminate after the Borrowing of the Tranche F Term Loans at the Tranche F Term Loan First Effective Time. Unless previously terminated, the Tranche F Term Loan B Commitments shall terminate after the Borrowing of the Tranche F Term Loans at the Tranche F Term Loan Second Effective Time.
          Section 2.03. Repayment of Loans. The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of the Tranche F Term Loan Lenders the principal of the Tranche F Term Loans held by such Tranche F Term Loan Lender on each Principal Payment Date set forth in column (A) below, by an amount equal to the percentage of the aggregate principal amount of the Tranche F Term Loans borrowed on the Tranche F Term Loan Effective Date set forth in column (B) below:

(A)	(B)
Principal Payment Date	Percentage Reduction
September 30, 2010	0.250%
December 31, 2010	0.250%

March 31, 2011	0.250%
June 30, 2011	0.250%
September 30, 2011	0.250%
December 31, 2011	0.250%

March 31, 2012	0.250%
June 30, 2012	0.250%
September 30, 2012	0.250%
December 31, 2012	0.250%

March 31, 2013	0.250%
June 30, 2013	0.250%
September 30, 2013	0.250%
December 31, 2013	0.250%

March 31, 2014	0.250%
June 30, 2014	0.250%
September 30, 2014	0.250%
December 31, 2014	0.250%

March 31, 2015	0.250%
June 30, 2015	0.250%
September 30, 2015	0.250%
December 31, 2015	0.250%

(A)	(B)
Principal Payment Date	Percentage Reduction
March 31, 2016	0.250%
June 30, 2016	0.250%
September 30, 2016	0.250%
December 31, 2016	0.250%

March 31, 2017	0.250%
June 30, 2017	0.250%
September 30, 2017	0.250%

October 23, 2017	92.750%
          To the extent not previously paid, all Tranche F Term Loans shall be due and payable on the Tranche F Term Loan Maturity Date.
          Section 2.04. Applicable Margin. The Applicable Margin for Tranche F Term Loans that are Eurodollar Loans shall be 3.00% and the Applicable Margin for Tranche F Term Loans that are Base Rate Loans shall be 2.00%; provided that in the event that the Applicable Margin for any Incremental Facility Term Loans extended within 18 months after the Tranche F Term Loan Effective Date is more than 25 basis points greater than the Applicable Margin for the Tranche F Term Loans, then the Applicable Margin for the Tranche F Term Loans shall be increased to the extent necessary so that the Applicable Margin for such Incremental Facility Term Loans is equal to the Applicable Margin for the Tranche F Term Loans plus 25 basis points; provided, further, that in determining the Applicable Margin applicable to the Tranche F Term Loans and such Incremental Facility Term Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrowers to the Lenders of the Tranche F Term Loans or such Incremental Facility Term Loans in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity) and (y) customary arrangement or commitment fees payable to the Joint Lead Arrangers (or their affiliates) in connection with the Tranche F Term Loans or to one or more arrangers (or their affiliates) of such Incremental Facility Term Loans shall be excluded.
          Section 2.05. Eurodollar Rate and Base Rate Floor. Solely with respect to Tranche F Term Loans, until the fourth anniversary of the Tranche F Term Loan Effective Date, the Base Rate and the Eurodollar Rate shall be as follows (in lieu of the definitions otherwise applicable under the Amendment and Restatement):
     “Base Rate” shall mean the higher of (x) for any day, a rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% and (b) the Prime Rate for such day and (y) 2.50%. Each change in any interest rate provided for in the Amendment and Restatement based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.
     “Eurodollar Rate” shall mean the higher of (x) for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period and (y) 1.50%.

          Section 2.06. Delivery of Lender Addenda. Each Tranche F Term Loan Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Tranche F Term Loan Lender, the Borrowers and the Administrative Agent.
          Section 2.07. Status of Agreement. The Tranche F Term Loan A Commitments of the Tranche F Term Loan Lenders constitute Incremental Term Loan Commitments of which (i) $517,500,000 of the Tranche F Term Loan A Commitments constitute Reinstating Incremental Facility Term Loan Commitments and (ii) none of the Tranche F Term Loan A Commitments constitute utilization of the zero dollars of Incremental Term Loans available under Section 2.01(e)(iii) of the Amendment and Restatement (immediately prior to giving effect to the Fifth Amendment). The Tranche F Term Loan B Commitments of the Tranche F Term Loan Lenders constitute Incremental Term Loan Commitments of which (i) none of the Tranche F Term Loan B Commitments constitute Reinstating Incremental Facility Term Loan B Commitments and (ii) $82,500,000 of the Tranche F Term Loan B Commitments constitute utilization of the $250,000,000 of Incremental Term Loans available under Section 2.01(e)(iii) of the Amendment and Restatement (immediately after giving effect to the Fifth Amendment). In addition, the Tranche F Term Loan Lenders constitute Incremental Facility Term Loan Lenders and the Tranche F Term Loans constitute a single Series of Incremental Facility Term Loans under Section 2.01(e) of the Amendment and Restatement.
          Section 2.08. Upfront Fee. Borrowers, jointly and severally, agree to pay on the Tranche F Term Loan Effective Date to each Tranche F Term Loan Lender party to this Agreement on the Tranche F Term Loan Effective Date, as fee compensation for the funding of such Tranche F Term Loan Lender’s Tranche F Term Loan, an upfront fee (the “Upfront Fee”) in an amount equal to 0.50% of the stated principal amount of such Tranche F Term Loan Lender’s Tranche F Term Loan, payable to such Tranche F Term Lender from the proceeds of its Tranche F Term Loans as and when funded on the Tranche F Term Loan Effective Date. Such Upfront Fee will be in all respects fully earned, due and payable on the Tranche F Term Loan Effective Date and non-refundable and non-creditable thereafter.
          Section 2.09. Special Voting Provisions. Each Tranche F Term Loan Lender, solely in its capacity as a Tranche F Term Loan Lender, hereby agrees that with respect to any matter requiring the vote of Lenders pursuant to (x) any proposed amendment, restatement, waiver, consent, supplement or other modification of Section 8.10 of the Credit Agreement (other than Section 8.10(d)) (including any of the defined terms set forth therein to the extent affecting the calculation of the ratios set forth therein), other than any amendment, restatement, waiver, consent, supplement or other modification of Section 8.10(a) that would permit the Total Leverage Ratio to exceed 6.0 to 1.0, or (y) the exercise of any remedy under the last paragraph of Section 9.01 of the Credit Agreement arising from an Event of Default under Section 8.10 of the Credit Agreement (other than Section 8.10(d)), other than to the extent that such Event of Default arises from a failure to satisfy a maximum Leverage Ratio of 6.0 to 1.0, the Tranche F Term Loans held by such Tranche F Term Loan Lender shall automatically, and without further action on the part of such Lender, the Borrower or the Administrative Agent, be deemed to be voted, and each Tranche F Term Lender irrevocably instructs the Borrower and the Administrative Agent to treat as voted, in the same proportion as the allocation of voting with respect to such matter by other Lenders entitled to vote on such matter (other than in their capacity as Tranche F Term Loan Lenders) so long as such Tranche F Term Loan Lender is treated in connection with the exercise of such right or taking of such action on the same basis as, and in a manner no less favorable to such Tranche F Term Loan Lender, than the other Lenders.
          Section 2.10. Prepayment Premium. Any optional prepayment of Tranche F Term Loans effected on or prior to the first anniversary of the Tranche F Term Loan Effective Date with the proceeds of a substantially concurrent borrowing of Incremental Facility Term Loans (including, for the avoidance of doubt, Reinstating Incremental Facility Term Loans) shall be accompanied by a prepayment fee equal to 1.00% of the aggregate amount of such prepayment in the event that the Applicable Margin in respect of such Incremental Facility Term Loans is less than the corresponding Applicable Margin in respect of the Tranche F Term Loans.
ARTICLE III
REPRESENTATION AND WARRANTIES; NO DEFAULTS
          The Borrowers represent and warrant to the Administrative Agent and the Lenders that (i) each of the representations and warranties made by the Borrowers in Section 7 of the Amendment and Restatement, and by each Obligor in the other Loan Documents to which it is a party, is true and complete on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference therein to the Amendment and Restatement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing.
ARTICLE IV
CONDITIONS
          Section 4.01. The obligations of the Tranche F Term Loan Lenders to make Tranche F Term Loans at the Tranche F Term Loan First Effective Time are subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Majority Tranche F Term Loan Lenders):
     (a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page or Lender Addendum) of (i) this Agreement from each Obligor and (ii) Lender Addenda from the Tranche F Term Loan Lenders for aggregate Tranche F Term Loan Commitments in an amount equal to $600,000,000.
     (b) Opinion of Counsel to Obligors. The Administrative Agent shall have received an opinion, dated the Tranche F Term Loan Effective Date, of Sonnenschein Nath & Rosenthal LLP, counsel to the Obligors, covering such matters as the Administrative Agent or any Tranche F Term Loan Lender may reasonably request (and the Borrowers hereby instruct counsel to deliver such opinion to the Tranche F Term Loan Lenders and the Administrative Agent).
     (c) Organizational Documents. Such organizational documents (including, without limitation, board of director and shareholder resolutions, member approvals and evidence of incumbency, including specimen signatures, of officers of each Obligor) with respect to the execution, delivery and performance of this Agreement and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder as the Administrative Agent way reasonably request (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).
     (d) Officer’s Certificate. A certificate of a Senior Officer, dated the Tranche F Term Loan Effective Date, to the effect that (i) the representations and warranties made by the Borrowers in Article III hereof, and by each Obligor in the other Loan Documents to which it is a party, are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default shall have occurred and be continuing.
     (e) Fees and Expenses. The Administrative Agent and Banc of America Securities LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc. (the “Engagement Parties”) shall have received all fees and other amounts due and payable on or prior to the Tranche F Term Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.
     (f) Other Documents. Such other documents as the Administrative Agent or any Tranche F Term Loan Lender or special New York counsel to the Administrative Agent may reasonably request.
          Section 4.02. The obligations of the Tranche F Term Loan Lenders to make Tranche F Term Loans at the Tranche F Term Loan Second Effective Time are subject to the conditions precedent that each of the following conditions shall have been satisfied (or, solely with respect to clause (a) below, waived by the Majority Tranche F Term Loan Lenders):
     (a) Satisfaction of Section 4.01. Each of the conditions precedent set forth in Section 4.01 shall have been satisfied (or waived by the Majority Tranche F Term Loan Lenders).
     (b) The Fifth Amendment shall have become effective in accordance with its terms.
ARTICLE V
MISCELLANEOUS
          Section 5.01. Expenses. Subject to the provisions of the Engagement Letter dated as of April 15, 2010 among Mediacom Broadband LLC and the Engagement Parties, the Obligors jointly and severally agree to pay, or reimburse each Engagement Party for paying, all reasonable out-of-pocket expenses incurred by each Engagement Party and their Affiliates, including the reasonable fees, charges and disbursements of special New York counsel to the Administrative Agent, in connection with the syndication of the Incremental Facility Loans provided for herein and the preparation of this Agreement.
          Section 5.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          Section 5.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          Section 5.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MCC GEORGIA LLC MCC ILLINOIS LLC MCC IOWA LLC MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member
By:	Mediacom Communications Corporation, a Member

By:	/s/ Mark E. Stephan

	Name:	Mark E. Stephan
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

Address for Notices to
JPMorgan Chase Bank, N.A.,
as Administrative Agent:

JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, Texas 77002-8069
Attention: Loan and Agency Services Group

Telephone No.: 713-750-2102
Telecopier No.: 713-750-2782

[Incremental Facility Agreement Signature Page]

          By its signature below, the undersigned hereby consents to the foregoing Incremental Facility Agreement and confirms that the Tranche F Term Loans shall constitute “Guaranteed Obligations” under the Guarantee and Pledge Agreement under and as defined in said Amendment and Restatement for all purposes of said Guarantee and Pledge Agreement and shall be entitled to the benefits of the guarantee and security provided under the Guarantee and Pledge Agreement.

MEDIACOM BROADBAND LLC

By:	Mediacom Communications Corporation, a Member

By:	/s/ Calvin G. Craib

Name:
Title:
[Broadband Mediacom LLC Incremental Facility Agreement]

          By its signature below, the undersigned hereby confirms that all of its obligations under the Management Fee Subordination Agreement and Sections 5.04 and 5.05 of the Guarantee and Pledge Agreement shall continue unchanged and in full force and effect for the benefit of the Administrative Agent, the Lenders party to the Amendment and Restatement and the Tranche F Term Loan Lenders.

MEDIACOM COMMUNICATIONS CORPORATION
By:	/s/ Calvin G. Craib
Name:
Title:

[Broadband Mediacom LLC Incremental Facility Agreement]

Schedule I
[Form of Lender Addendum]
LENDER ADDENDUM
          Reference is made to the Incremental Facility Agreement dated as of April 23, 2010 (the “Incremental Facility Agreement”) between MCC IOWA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Iowa”); MCC ILLINOIS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Illinois”); MCC GEORGIA LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Georgia”); and MCC MISSOURI LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (“MCC Missouri,” and, together with MCC Iowa, MCC Illinois and MCC Georgia, the “Borrowers”); the TRANCHE F TERM LOAN LENDERS named therein (the “Tranche F Term Loan Lenders”); and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), which Incremental Facility Agreement is being entered into pursuant to Section 2.01(e) of the Amendment and Restatement (as amended, modified and supplemented and in effect from time to time, the “Amendment and Restatement”) dated as of December 16, 2004 of the Credit Agreement dated as of July 18, 2001 among the Borrowers, the Lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Incremental Facility Agreement and the Amendment and Restatement.
          By its signature below, and subject to the acceptance hereof by the Borrowers and the Administrative Agent as provided below, the undersigned hereby (x) becomes a Tranche F Term Loan Lender under the Incremental Facility Agreement, having the Tranche F Term Loan A Commitment and Tranche F Term Loan B Commitment set forth below above its name and (y) acknowledges that it has delivered, or is concurrently herewith delivering, to the Administrative Agent an executed counterpart signature page to the Fifth Amendment.
          This Lender Addendum shall be governed by, and construed in accordance with, the law of the State of New York.
          This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

I-1

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___day of                     , 2010.
Amount of
Tranche F Term Loan A Commitment:
                    $
Tranche F Term Loan B Commitment

                    $

[Name of Tranche F Term Loan Lender]

By:

Name:
Title:
[DO NOT COMPLETE UNTIL FINAL COMMITMENT ALLOCATIONS HAVE BEEN DETERMINED.]

I-2

Accepted and agreed:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:

MCC GEORGIA LLC
MCC ILLINOIS LLC
MCC IOWA LLC
MCC MISSOURI LLC

By:	Mediacom Broadband LLC, a Member
By:	Mediacom Communications Corporation, a Member

By:

Name:
Title:

I-3